UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of report (date of earliest event reported): July 1, 2003

ALARIS MEDICAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)
Delaware	1-10207	13-3492624

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

10221 Wateridge Circle San Diego, CA 92121-1579

(Address, including zip code, of registrant’s principal executive offices)

(858) 458-7000

Registrant’s telephone number, including area code

Item 5. Other Disclosure and Regulation FD Disclosure

On June 30, 2003, ALARIS Medical Systems, Inc. announced the completion of its recapitalization. The recapitalization also involved the merger of the Company s operating company with its parent company and a name change of the parent company from ALARIS Medical, Inc. to ALARIS Medical Systems, Inc. The press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALARIS MEDICAL SYSTEMS, INC.
Date: July 1, 2003	/s/DAVID L. SCHLOTTERBECK ———————————————— David L. Schlotterbeck President and Chief Executive Officer

EXHIBIT INDEX

       Exhibit

         99.1          Press release of ALARIS Medical SYSTEMS, Inc., dated June 30, 2003.